UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 13, 2010

Community Shores Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-51166 (Commission File Number)	38-3423227 (IRS Employer Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan (Address of principal executive offices)	49441 (Zip Code)
Registrant’s telephone number, including area code 231-780-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     An annual meeting of our shareholders was held on May 13, 2010. At the meeting, our shareholders voted on, and approved, each of the following two matters:
•	election of three class III directors, each for a three year term; and

•	ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2010.
     The final vote results for these two matters is set forth below.
     The votes cast on the election of directors were as follows:

		Votes		Broker
Nominee	Votes For	Withheld	Abstentions	Non-Votes
Heather D. Brolick	573,237	90,538	0	601,720
Bruce J. Essex	593,298	70,477	0	601,720
Bruce C. Rice	572,793	90,982	0	601,720
     The votes cast on the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2010 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,256,366	7,689	1,440	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Shores Bank Corporation
By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 17, 2010

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